UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

LESAKA TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communication was shared via email with employees of Lesaka Technologies, Inc. on June 10, 2024 in connection with the requirements of the South African Competition Act, 89 of 1998 (the “Competition Act”). The statements made in the Competition Act filing were made only for purposes of such filing and are made as of the specific date or dates set forth therein, and were made solely for the benefit of the employees of Lesaka Technologies, Inc. as required by the South African Competition Act regulatory authorities. In addition, the statements contained in the Competition Act filing were made pursuant to the regulatory requirements of the Competition Act and may be subject to disclosure standards that differ from those applicable to investors. Investors are not third-party beneficiaries of Competition Act filing and should not rely on the statements contained therein, including statements regarding the anticipated impact of the Adumo transaction, as characterizations of the actual state of facts or conditions of Lesaka, Adumo or the proposed acquisition of Adumo by Lesaka.

To: Employees of Lesaka Technologies Proprietary Limited

From: Norma Teyise

Date: 7 June 2024

NOTICE OF PROPOSED TRANSACTION

Lesaka Technologies Proprietary Limited ("the Acquiring Firm") intends acquiring 100% of the shares in Adumo (RF) Proprietary Limited ("the Target Firm") ("the proposed transaction").

In terms of the Competition Act, 89 of 1998 ("Competition Act"), the proposed transaction constitutes a large merger and requires notification to the South African Competition Authorities. It is a requirement of the Competition Act that the employees of the merging parties are informed of the proposed transaction and are given the opportunity to peruse a non-confidential version of the merger filing, should they wish to do so.

I have received a non-confidential version of the merger filing, which comprises-

1.1 Form CC4(1): Merger Notice, together with non-confidential versions of Schedules 1 and 2 thereto;

1.2 Form CC4(2): Statement of Merger Information by the Acquiring Firm, together with non-confidential versions of Schedules 3, 4, 5 and 6 thereto;

1.3 Form CC4(2): Statement of Merger Information by the Target Firm, together with non-confidential versions of Schedules 3, 4, 5 and 6 thereto; and

1.4 a competitiveness report.

The abovementioned documents are available for inspection on request, should any employee wish to do so.

competitioncommission
south africa

Form CC 4 (1)

About this Form

This Form is issued in terms of sections 13 and 13A of the Competition Act.

Two copies of this form, and Schedule 1 and 2 as noted, together with a completed Statement of Merger Information in Form CC4(2), must be filed in accordance with Competition Commission Rules 26 - 28.

Complete and sign the Statement of Accuracy on page 2.

Parties to an intermediate of large merger must not implement that merger until they have received a certificate of approval, or conditional approval, in terms of the Competition Act.

(Instructions continued on page 2.)

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Merger Notice

To: The Competition Commission

From:

Lesaka Technologies Proprietary Limited

Please take notice of a

☐ small ☐ intermediate ☒ large

merger, as defined in section 12 of the Competition Act, involving the reporting firm as :

☒ the primary acquiring firm ☐ the primary target firm

and involving Adum (RF) Proprietary Limited as

☐ the primary acquiring firm ☒ the primary target firm

Schedule 1
The names and principal address of all other acquiring or target firms as defined in the Competition Act, and of all trade union, or employee representatives of the primary acquiring and primary target firms, are listed on Schedule 1 to this Notice.

Schedule 2
A Summary of the effect of the proposed merger on employment, is attached as Schedule 2 to this Notice.

Particulars of the merger are set out in the attached Statement of Merger Information, which forms part of this Notice.

Notices and other documents concerning this merger may be served on the following person at the address and contact number shown:

Graeme Wickins
Werksmans Attorneys
The Central, 96 Rivonia Road,
Sandton, Johannesburg, 2196
Tel: +27 11 535 8279
Email: gwickins@werksmans.com

For Office Use Only:	Commission file number:	Date filed:

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

competitioncommission
south africa

Form CC 4 (1)

Page 2

Instructions Continued:
• If any required information is not available, you must attach a sworn affidavit explaining why that information is unavailable.

A party to a merger who does not file a notice of that merger as required by the Competition Act may be fined an administrative penalty of up to 10% of the party's annual turnover in the Republic, or be made subject to an order of divestiture.

Approval, or conditional approval of a merger may be revoked if it is subsequently discovered that this Notice does not provide correct and complete information.

Merger Notice

(Name and file number of merger:)

I Myrna Heunis,

have prepared, or supervised those who prepared, this Statement of Merger Information.

To the best of my knowledge, the information contained in this document, and the attachments to it, is true, correct and complete in terms of the Competition Act and Competition Commission Rules, except to the extent that I have indicated –

(a) that requested data is not available in books or records, and reasonable estimates have been used instead; or
(b) complete information has not been provided because it is unavailable, in which case I have attached a affidavit sworn by me, explaining why the information is unavailable.

I understand –

(a) that it is an offence in terms of the Competition Act to provide false information to the Competition Commission in any manner, including in these documents; and
(b) that sections 73 and 74 of the Competition Act provide for a penalty of a fine, or imprisonment, or both, if I am found guilty of knowingly providing false information to the Competition Commission.

Name and Title of person authorised to sign:
Myrna Heunis, Legal Advisor, Lesaka Technologies (Pty) Ltd

Authorised Signature:
Print before signing

Date:
04/06/2024

For Office Use Only:	Commission file number:	Date filed:

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

CONFIDENTIAL

SCHEDULE 1 TO CC 4 (1) FORM FILED BY THE ACQUIRING GROUP

ACQUIRING FIRMS	BUSINESS ADDRESS
PRIMARY ACQUIRING FIRM
Lesaka Technologies Proprietary Limited	4th Floor President Place
("Lesaka")	Corner Jan Smuts Avenue & Bolton Road,
Rosebank, Johannesburg
South Africa
2196
OTHER ACQUIRING FIRMS
Please refer to Form CC4(2) filed by	Please refer to Form CC4(2) filed by Lesaka
Lesaka

1

CONFIDENTIAL

LIST OF ALL TARGET FIRMS

PRIMARY TARGET FIRM	BUSINESS ADDRESS
Adumo (RF) Proprietary Limited ("Adumo")	3 Muswell Road, Wedgewood Office Block
Block E and C
Bryanston
South Africa
OTHER TARGET FIRMS
Please refer to Form CC4(2) filed by Adumo	Please refer to Form CC4(2) filed by
Adumo

2

CONFIDENTIAL

TRADE UNION AND/OR EMPLOYEE REPRESENTATIVE DETAILS OF THE PRIMARY

ACQUIRING FIRM

The employees of the Primary Acquiring Firm are not represented by a trade union.

A non-confidential version of the merger notification will be served on the following employee representative of the Primary Acquiring Firm:

EMPLOYEE REPRESENTATIVE	CONTACT DETAILS
Nomaxabiso (Norma) Teyise - Group	Email: nomaxabiso.teyise@lesakatech.com
Executive Human Capital

3

CONFIDENTIAL

TRADE UNION AND/OR EMPLOYEE REPRESENTATIVE DETAILS OF THE TARGET

FIRM

The employees of the Target Firm are not represented by a trade union.

A non-confidential version of the merger notification will be served on the following employee representative of the Target Firm:

EMPLOYEE REPRESENTATIVE	CONTACT DETAILS
Vania Wright	Email: vania.wright@adumoonline.com
Human Capital Executive, Adumo

4

CONFIDENTIAL

SCHEDULE 2 TO THE FORM CC 4(1) FILED BY THE PRIMARY ACQUIRING GROUP

A SUMMARY OF THE EFFECT OF THE PROPOSED MERGER ON EMPLOYMENT

The proposed transaction will not result in any retrenchments and will therefore have no negative effect on employment.

5

competitioncommission
south africa

Statement of Merger Information

To: The Competition Commission

From:

Lesaka Technologies Proprietary Limited

The firm filing this statement is:

☒ The Primary Acquiring Firm

☐ The Primary Target Firm

Schedule 3 – Identification

On a separate document, titled Schedule 3, provide the following information in the order listed in items 1 - 8.

For Office Use Only:	Commission file number:	Date filed:

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

Form CC 4 (2)

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

competitioncommission
south africa

Form CC 4 (2)

Page 2

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Statement of Merger Information

Schedule 4 - Transaction Information

On a separate document, titled Schedule 4, provide the following nformation in the order listed in items 9 - 13.

9. Indicate whether the party filing this Notice is
   (a) acquiring assets, shares, or other interests.
   (b) selling assets, shares, or other interests.
   (c) acquiring and selling assets, shares, or other interests.

10. Indicate whether the transaction involves:
   (a) Foreign Direct Investment
   (b) A management Buy-out
   (c) A buy-back of shares

11. Describe the merger, including: the parties to the transaction; the assets, shares, or other interests being acquired; whether the assets, shares, or other interests are being purchased, leased, combined or otherwise transferred; the consideration, the contemplated timing for any major events required to bring about the completion of the transaction; and the intended structure of ownership and control of the completion of the merger.

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

competitioncommission
south africa

Form CC 4 (2)

Page 3

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Statement of Merger Information

Schedule 5 - Products and services

On a separate document, titled Schedule 5, provide the following information in the order listed in items 14 - 18.

Business Relationships Among Parties:

Please refer to the Report on competitive and public interest aspects attached as **Annexure A** to this filing

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

7

competitioncommission south africa

Form CC 4 (2)

Page 3

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Statement of Merger Information

Schedule 6 - Business Relationships Among Parties

On a separate document, titled Schedule 6, provide the following information set out in item 19.

Schedule 7 - Certification of Accuracy:

I Myrna Heunis

have prepared, or supervised those who prepared, this Statement of Merger Information.

To the best of my knowledge, the information contained in this document, and the attachments to it, is true, correct and complete in terms of the Competition Act and Competition Commission Rules, except to the extent that I have indicated –

(a) that requested data is not available in books or records and reasonable estimates have been used instead; or
(b) complete information has not been provided because it is unavailable, in which case I have attached a affidavit sworn by me, explaining why the information is unavailable.

I understand -

(a) that it is an offence in terms of the Competition Act to provide false information to the Competition Commission in any manner, including in these documents; and
(b) that sections 73 and 74 of the Competition Act provide for a penalty of a fine, or imprisonment, or both, if I am found guilty of knowingly providing false information to the Competition Commission.

Name and Title of person authorised to sign:
Myrna Heunis, Legal Advisor, Lesaka Technologies (Pty) Ltd

Authorised Signature: Print before signing [signature]

Date: 04|06|2024

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

CONFIDENTIAL

SCHEDULE 3

DETAILS REQUIRED FOR FORM CC4 (2) - STATEMENT OF MERGER INFORMATION

1 State the name and principal business address of the party filing this Notice

NAME	BUSINESS ADDRESS
Lesaka Technologies Proprietary Limited	4th Floor President Place
Corner Jan Smuts Avenue & Bolton Road,
Rosebank, Johannesburg
South Africa
2196

2 State the name and principal business address of all firms directly or indirectly controlling you

2.1 Lesaka Technologies is controlled by Lesaka Technologies Inc. with its principal business address in the United States of America.

2.2 Please refer to the organogram attached hereto as Annexure 1 for the complete acquiring group structure.

3 List the name and principal business address of each firm directly or indirectly controlled by each firm referred to in item 2

3.1 Please refer to the organogram attached hereto as Annexure 1 for the complete acquiring group structure.

4 List the name and principal business address of each firm you directly or indirectly control

Please refer to the organogram attached hereto as Annexure 1 for the complete acquiring group structure

1

CONFIDENTIAL

5 If you are an acquiring party, and you or any of the firms controlling you are owned or controlled by a member of a historically disadvantaged group as defined in Section 3(2) of the Competition Act, state the name(s) of the person(s) and the nature and extent of their ownership or control

5.1 Lesaka Technologies is a level 4 BEE contributor. The following is important to note in the BEE verification certificate of Lesaka Technologies -

5.1.1 Voting rights of Black people is 20.94%; and

5.1.2 Voting rights of black women is 8.16%.

5.2 Please refer to the report on competitive and public interest aspects (the "Report"), which is filed as Annexure A to this merger notification, for more information about representation by historically disadvantaged individuals on the Board of Lesaka Technologies.

6 State your annual turnover, in, into or from the Republic for your preceding financial year

The turnover in, into or from the Republic of South Africa for the acquiring group's preceding financial year ended 30 June 2023 was approximately .

7 State the value of your assets in the Republic as of the end of your preceding financial year, and as of the date of the Merger Notice

The value of the acquiring group's assets in the Republic of South Africa as at 30 June 2023 was approximately .

_____________________________________

1 South African segmented revenue of  using an average annual ZAR : USD exchange rate of 17.7641

2 South African segmented revenue of  using an average annual ZAR : USD exchange rate of 17.7641

2

CONFIDENTIAL

8 State your annual turnover in, into or from the Republic as of the date of the Merger Notice

The turnover derived in, into or from South Africa for the entities disclosed in paragraph 6 above, is not expected differ materially when annualised for their current financial years.

3

CONFIDENTIAL

SCHEDULE 4

TRANSACTION INFORMATION

9 Indicate whether the party filing this Notice is acquiring assets, shares, or other interests; selling assets, shares, or other interests, or both acquiring and selling assets, shares, or other interests

Please see the report on competitive and public interest aspects (the "Report"), which is filed as Annexure A to this merger notification.

10 Indicate whether the transaction involves foreign direct investment; a management buy-out; or a buy-back of shares

Not applicable.

11 Description of the merger Please see the Report.

12 Unless you have submitted a Report addressing the issues listed below, provide the following details: the estimated market shares of the merging parties and their competitors; information concerning barriers to entry, such as regulatory requirements, capital requirements and sunk costs, the time it will take for potential entrants to enter the market, the names and contact details of entrants to the market during the past three years; information concerning import competition, such as existing import duties; and countervailing power (customers or suppliers).

Please see the Report.

1

CONFIDENTIAL

13 If you are relying on a "failing firm defence", please include the following information: financial information demonstrating that the firm will be unable to meet its financial obligations in future; information concerning efforts taken to elicit reasonable alternative offers; information indicating that the failing firm would reasonably be expected to exit the market unless the merger is implemented.

Not applicable.

2

CONFIDENTIAL

SCHEDULE 5

PRODUCTS AND SERVICES

14 Identify each product that you or another acquiring firm (or target firm, if applicable) sell, and each service you or that other firm provide in, into or from the Republic. In addition, identify any products or services that you believe are considered by buyers as reasonably interchangeable with, or a substitute for, a product or service provided in the Republic by another party to the merger. Use the 5 digit Standard Industrial Codes to identify products, if possible

Please refer to the Report.

15 For each identified product or service, state the geographic area(s) in the Republic in which you sell

Please see the Report.

16 For each identified product or service, identify, and provide contact details for the five producers or providers in each identified geographic area with the largest estimated turnover in value, and their estimated share of the total turnover during the last full 12 months

Please refer to the Report.

17 For each identified product or service, state your turnover in each identified geographic area for the last full 12 months

Please refer to the Report.

1

CONFIDENTIAL

18 For each identified product or service, identify, and provide contact details for your five customers in each identified geographic area with the largest aggregate purchases in value for the last full 12 months

18.1 Market for merchant acquiring (measured by throughput):

18.2 Market for payment card services:

18.3 Market for merchant funding:

2

SCHEDULE 6

BUSINESS RELATIONSHIPS AMONG PARTIES

19 State the name of any other Acquiring firm (or Target firm, if applicable) that sells to you, identify the product or service sold, and for each such product or service, show the value of that product or service sold during your preceding financial year

Please refer to the Report for more information in this regard.

Form CC 4 (2)

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Statement of Merger Information

To: The Competition Commission

From:

Adumo (RF) Proprietary Limited

The firm filing this statement is:

☐ The Primary Acquiring Firm

☒ The Primary Target Firm

Schedule 3 – Identification

On a separate document, titled Schedule 3, provide the following information in the order listed in items 1 - 8.

For Office Use Only:	Commission file number:	Date filed:

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

competitioncommission
south africa

Form CC 4 (2)

Page 2

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Statement of Merger Information

Schedule 4 - Transaction Information

On a separate document, titled Schedule 4, provide the following information in the order listed in items 9 - 13.

9. Indicate whether the party filing this Notice is
   (a) acquiring assets, shares, or other interests.
   (b) selling assets, shares, or other interests.
   (c) acquiring and selling assets, shares, or other interests.

10. Indicate whether the transaction involves:
   (a) Foreign Direct Investment
   (b) A management Buy-out
   (c) A buy-back of shares

11. Describe the merger, including: the parties to the transaction; the assets, shares, or other interests being acquired; whether the assets, shares, or other interests are being purchased, leased, combined or otherwise transferred; the consideration, the contemplated timing for any major events required to bring about the completion of the transaction; and the intended structure of ownership and control of the completion of the merger.

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

competitioncommission
south africa

Form CC 4 (2)

Page 3

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Statement of Merger Information

Schedule 5 - Products and services

On a separate document, titled Schedule 5, provide the following information in the order listed in items 14 - 18.

.Business Relationships Among Parties:

Please refer to the competitiveness report filed as **Annexure A** to this merger filing.

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

competitioncommission south africa

Form CC 4 (2)

Page 3

Instructions

• This Form is issued in terms of sections 13 and 13A of the Competition Act, and must be filed in accordance with Commission Rules 26 - 28.

• Attach to this Form the following items:

- Schedules 3 – 7 inclusive as noted in the form.
- The most recent version of all documents constituting the merger agreement.
- Each report or other document assessing the transaction with respect to competitive conditions.
- Any document, including minutes, reports, presentations and summaries, prepared for the Board of Directors regarding the transaction
- Your most recent annual report.
- Your most recent business plan.
- The most recent report you provided the Securities Regulation Panel during the past year.

Contacting the Commission

The Competition Commission
Private Bag X23
Lynnwood Ridge
Pretoria 0040
Republic of South Africa
tel: 27 012 482 9000
fax: 27 012 482 9001
e-mail: ccsa@compcom.co.za

Statement of Merger Information

Schedule 6 - Business Relationships Among Parties

On a separate document, titled Schedule 6, provide the following information set out in item 19.

Schedule 7 - Certification of Accuracy:

I Paul Kent

have prepared, or supervised those who prepared, this Statement of Merger Information.

To the best of my knowledge, the information contained in this document, and the attachments to it, is true, correct and complete in terms of the Competition Act and Competition Commission Rules, except to the extent that I have indicated –

(a) that requested data is not available in books or records and reasonable estimates have been used instead; or
(b) complete information has not been provided because it is unavailable, in which case I have attached a affidavit sworn by me, explaining why the information is unavailable.

I understand -

(a) that it is an offence in terms of the Competition Act to provide false information to the Competition Commission in any manner, including in these documents; and
(b) that sections 73 and 74 of the Competition Act provide for a penalty of a fine, or imprisonment, or both, if I am found guilty of knowingly providing false information to the Competition Commission.

Name and Title of person authorised to sign:
Paul Kent, Group CEO, Adumo (RF) Proprietary Limited

Authorised Signature:

Print before signing

DocuSigned by:
Paul Kent
BB8D5A406EB5434...

Date: 6/4/2024

This form is prescribed by the Minister of Trade and Industry in terms of section 21 (4) of the Competition Act 1998 (Act No. 89 of 1998).

CONFIDENTIAL

SCHEDULE 3

DETAILS REQUIRED FOR FORM CC4 (2) - STATEMENT OF MERGER INFORMATION

1 State the name and principal business address of the party filing this Notice

NAME	BUSINESS ADDRESS
Adumo (RF) Proprietary Limited	3 Muswell Road
("Adumo")	Wedgewood Office Block
Block E and C
Bryanston

2 State the name and principal business address of all firms directly or indirectly controlling you

Please refer to the organogram attached hereto as Annexure 1 for this information.

3 List the name and principal business address of each firm directly or indirectly controlled by each firm referred to in item 2

Please refer to the organogram attached hereto as Annexure 1 for this information.

4 List the name and principal business address of each firm you directly or indirectly control

Please refer to the organogram attached hereto as Annexure 2 for this information.

5 If you are an acquiring party, and you or any of the firms controlling you are owned or controlled by a member of a historically disadvantaged group as defined in Section 3(2) of the Competition Act, state the name(s) of the person(s) and the nature and extent of their ownership or control

Not applicable.

1

CONFIDENTIAL

6 State your annual turnover, in, into or from the Republic for your preceding financial year

The consolidated turnover in, into or from the Republic of South Africa of Adumo for its preceding financial year ended 30 September 2023 was

7 State the value of your assets in the Republic as of the end of your preceding financial year, and as of the date of the Merger Notice

7.1 The value of Adumo's assets in the Republic of South Africa as at 30 September2023 was approximately .

7.2 The value of Adumo's assets in the Republic of South Africa as at 30 April 2024 was approximately .

8 State your annual turnover in, into or from the Republic as of the date of the Merger Notice

The consolidated turnover in, into or from the Republic of South Africa of Adumo as at the date of the merger notice, when annualised, is not expected to differ materially from that set out in paragraph 6 above.

2

CONFIDENTIAL

SCHEDULE 4

TRANSACTION INFORMATION

9 Indicate whether the party filing this Notice is acquiring assets, shares, or other interests; selling assets, shares, or other interests, or both acquiring and selling assets, shares, or other interests

Please see the report on competitive and public interest aspects (the Report), filed as Annexure A.

10 Indicate whether the transaction involves foreign direct investment; a management buy-out; or a buy-back of shares

Please see the Report.

11 Description of the merger

Please see the Report.

12 Unless you have submitted a Report addressing the issues listed below, provide the following details: the estimated market shares of the merging parties and their competitors; information concerning barriers to entry, such as regulatory requirements, capital requirements and sunk costs, the time it will take for potential entrants to enter the market, the names and contact details of entrants to the market during the past three years; information concerning import competition, such as existing import duties; and countervailing power (customers or suppliers).

Please see the Report.

1

CONFIDENTIAL

13 If you are relying on a "failing firm defence", please include the following information: financial information demonstrating that the firm will be unable to meet its financial obligations in future; information concerning efforts taken to elicit reasonable alternative offers; information indicating that the failing firm would reasonably be expected to exit the market unless the merger is implemented.

Not applicable.

2

SCHEDULE 5

PRODUCTS AND SERVICES

14 Identify each product that you or another acquiring firm (or target firm, if applicable) sell, and each service you or that other firm provide in, into or from the Republic. In addition, identify any products or services that you believe are considered by buyers as reasonably interchangeable with, or a substitute for, a product or service provided in the Republic by another party to the merger. Use the 5 digit Standard Industrial Codes to identify products, if possible

Please refer to the Report.

15 For each identified product or service, state the geographic area(s) in the Republic in which you sell

Please refer to the Report.

16 For each identified product or service, identify, and provide contact details for the five producers or providers in each identified geographic area with the largest estimated turnover in value, and their estimated share of the total turnover during the last full 12 months

Please refer to the Report.

17 For each identified product or service, state your turnover in each identified geographic area for the last full 12 months

Please refer to the Report.

18 For each identified product or service, identify, and provide contact details for your five customers in each identified geographic area with the largest aggregate purchases in value for the last full 12 months

18.1 Market for merchant acquiring:

18.2 Market for payment card services:

28

18.3 Market for merchant funding:

SCHEDULE 6

BUSINESS RELATIONSHIPS AMONG PARTIES

19 State the name of any other Acquiring firm (or Target firm, if applicable) that sells to you, identify the product or service sold, and for each such product or service, show the value of that product or service sold during your preceding financial year

Please refer to the Report.

ANNEXURE A

MERGER REPORT DEALING WITH THE IMPACT ON COMPETITION AND OTHER

PUBLIC INTEREST ASPECTS

 CONFIDENTIAL

REPORT ON COMPETITIVE AND PUBLIC INTEREST ASPECTS

in the large merger between:

LESAKA TECHNOLOGIES PROPRIETARY LIMITED

and

ADUMO (RF) PROPRIETARY LIMITED

Prepared by:

Werksmans Attorneys

Attorneys for the Merging Parties

Ref: Graeme Wickins

Tel: +27 11 535 8279

Email: gwickins@werksmans.com

Confidentiality key
Acquiring Group information that is confidential vis-à-vis the Target Firm and all third parties
Target Firm information that is confidential vis-à-vis the Acquiring Group and all third parties
Parties' information that is confidential vis-à-vis all third parties

DRAFT - NOT FOR SIGNATURE	i

CONFIDENTIAL

ANNEXURE A - TOP COMPETITORS OF THE MERGING PARTIES

ii

COMPETITION COMMISSION OF SOUTH AFRICA

IN THE LARGE MERGER BETWEEN:

LESAKA TECHNOLOGIES PROPRIETARY LIMITED	Primary Acquiring Firm

and

ADUMO (RF) PROPRIETARY LIMITED	Primary Target Firm

REPORT ON COMPETITIVE AND PUBLIC INTEREST ASPECTS[1]

1 INTRODUCTION

1.1 This report relates to the proposed transaction in terms of which Lesaka Technologies Proprietary Limited ("Lesaka") intends to acquire 100% of the ordinary issued share capital in Adumo (RF) Proprietary Limited ("Adumo") ("Proposed Transaction").

1.2 It is submitted that the implementation of the Proposed Transaction will not result in a substantial prevention or lessening of competition in any relevant market/s for, inter alia, the following reasons -

1.2.1 it does not give rise to significant horizontal overlaps;

1.2.2 it does not give rise to foreclosure or other vertical integration concerns; and

1.2.3 will not result in any negative public interest effects as contemplated in section 12A(3) of the Competition Act 89 of 1998 ("the Act").

__________________________________

1 Save to the extent to which the information in this document specifically concerns the businesses of the parties to the Proposed Transaction, the information should be regarded as good faith estimates made by the parties to the merger based, where applicable, on such sources as may be available to them but without their being able to rely on confirmed information. The parties to the merger therefore cannot warrant or confirm the accuracy nor accept responsibility for the accuracy thereof.

1.3 Accordingly, the merger parties respectfully submit that the Proposed Transaction should be approved without conditions.

2 THE PROPOSED TRANSACTION

2.1 The parties to the transaction

2.1.1 The Primary Acquiring Firm

The Primary Acquiring Firm is Lesaka. Lesaka is wholly owned by Lesaka Technologies Inc., an entity which is dual listed, with its primary listing on the Nasdaq (in the United States of America) and a secondary listing on the JSE (in South Africa).

2.1.2 The Primary Target Firm

The Primary Target Firm is Adumo. Adumo is a fintech company offering payment solutions and related products in Southern Africa.

2.2 The assets, shares, or other interests being acquired

Lesaka is purchasing 100% of the ordinary issued share capital in Adumo as well as approximately  in loan claims.

2.3 Whether the assets, shares, or other interests are being purchased, leased, combined or otherwise transferred

See paragraph 2.2 above.

2.4 The consideration

The purchase consideration payable to the sellers of the Adumo shares is quantified as an amount of  subject to adjustments as contemplated in the merger agreement. The purchase consideration will be settled with the purchaser by way of a combination of (i) shares in the purchaser's holding company, Lesaka Technologies Inc. ("Lesaka Inc.") amounting to approximately  of the ordinary  issued share capital of Lesaka Inc.; and (ii) a cash component comprising of

2.5 The contemplated timing for any major events required to bring about the completion of the transaction

The Proposed Transaction is subject various suspensive conditions set out in paragraph 4 of the merger agreement, including the approval of the Proposed Transaction by the Competition Authorities in terms of the Act.

2.6 The intended structure of ownership and control on completion of the merger.

Following the implementation of the Proposed Transaction, Lesaka will own 100% of the ordinary issued share capital in Adumo.

3 JURISDICTION

3.1 As mentioned above, after implementation of the Proposed Transaction, Lesaka will own 100% of the issued share capital in Adumo and will therefore exercise sole, de jure control over Adumo as contemplated by section 12(2)(a) of the Act.

3.2 The Proposed Transaction constitutes a large merger in terms of the thresholds prescribed under the Act.2 In this regard, please refer to the parties' respective Forms CC4(2) schedules for the relevant turnover and asset values.

4 COMMERCIAL RATIONALE

4.1 The Acquiring Group

______________________________________

2 Section 11 of the Competition Act read with Government Gazette Notice 216 of 2009.

4.2 The sellers / target firm

5 DESCRIPTION OF THE BUSINESS OPERATIONS OF THE MERGING PARTIES

5.1 The Acquiring Group

5.1.1 Lesaka

5.1.1.1 The Lesaka Group's business aims to improve people's lives by bringing financial inclusion to South Africa's underserved consumers and merchants. This is achieved through its ability to efficiently digitize the last mile of financial inclusion, providing a full-service fintech platform serving both cash and digital transaction needs.

5.1.1.2 Lesaka uses its proprietary banking and payment technologies to distribute low-cost financial and value-added services ("VAS") to small businesses, primarily in the informal sector (through Kazang), and to consumers, the majority of whom are grant beneficiaries, both largely excluded from financial services.

5.1.1.3 Lesaka's dual-sided financial ecosystem has two overlapping divisions, namely the merchant division and the consumer division.

Consumer division

5.1.1.4 In its business-to-consumer ("B2C") division, Lesaka focusses specifically on South Africa's social grant beneficiaries, who have historically been excluded from traditional financial services. Its products are designed for consumers at the lower socioeconomic end of the market within Living Standards Measures ("LSMs") 1 to 6, which comprises approximately 26 million people. It currently services approximately 1.3 million active consumers.

Merchant division

5.1.1.5 Broadly speaking, Lesaka's business-to-business ("B2B") merchant division focusses on two different customer segments, being the formal and informal segments of the market. The formal segment of the market is serviced by Lesaka's Easypay, Cash Connect, Capital Connect and Card Connect brands. The formal merchants are generally in urban areas, have larger turnovers and have access to multiple service providers. The total size of the formal market consists of approximately 700,000 merchants. Lesaka operates separate brands focussing on the different sectors of the economy with its Kazang brand responsible for supplying the informal segment of the market. The informal market consists of approximately 1.4 million merchants. The Lesaka Group's merchant division has approximately 82,000 customers (both formal and informal customers) using its solutions.

5.1.1.6 A diagrammatic representation Lesaka Group's B2C and B2B operations which reflects both the formal and informal market segments is set out below -

Source: Lesaka Annual Report, 2023

5.1.1.7 Lesaka offers a comprehensive set of products and services to its consumer and merchant customers. A diagrammatic representation of this is set out below -

The Lesaka platform offers growth and broader reach

5.1.1.8 As can be noted from the table above, the Lesaka Group has different brands that service its B2B operation which are segmented according to the services provided to formal and informal customers, with its formal customers being serviced by its EasyPay, Cash Connect, Capital Connect and Card Connect brands and its informal customers being serviced by its Kazang and Kazang Pay brands.

5.1.1.9 The Lesaka Group's Consumer division focusses on the provision of low- cost financial services to underserviced consumers and payment processing. It provides a suite of low-cost financial services to underserviced and unbanked customers, through a combination of online and brick-and-mortar distribution platforms. The products and services it offers directly to consumers include transactional banking, short-term loans, a digital wallet, cash solutions (through ATM hardware, software and encryption services) as well as insurance and various value-added services to underserved consumers in South Africa. EasyPay Financial Services has a sponsored bank relationship with Grindrod which enables EasyPay customers to open bank accounts and issue open loop bank cards to draw against the bank account but this service focuses on the informal market, mainly SASSA grant beneficiaries.

5.1.1.10 The Proposed Transaction relates to the acquisition by Lesaka of Adumo which focuses on making products and services available to merchants and not directly to consumers. As such, there is no overlap in respect of the business activities of Lesaka's Consumer division and that of Adumo's business. For this reason, we have focussed in this report on the business activities of Lesaka's merchant division in order to identify and assess any overlaps that exist in respect of the merging parties' business operations.

5.1.1.11 In broad terms, Lesaka 's merchant division provides the following products and services to its merchant customers:

5.1.1.11.1 EasyPay provides bank-independent financial switching services in South Africa. EasyPay's infrastructure connects into all major South African banks and switches debit and credit card transactions in the formal, enterprise space to large multilane retailers (in particular for ). In this regard, EasyPay provides point-of-sale PoS devices (pin pads) which are fully integrated into the retailers' tills. The technology integrated with the retailers' tills facilitates switching of transactions (i.e., the collation of all transactions across all lanes within that retailer's stores, across all of that retailer's outlets, across all hours of that day's trading, as well as the reconciliation, identification of issues and exceptions, and the messaging to the issuing banks to authorise and block the funds for payment, and messaging to the acquiring banks to facilitate clearing and settlement of the payments).

5.1.1.11.2 EasyPay provides VAS (including bill payments and prepaid electricity and airtime) through multiple channels, including through-

5.1.1.11.2.1 large retailer customers' PoS (including );

5.1.1.11.2.2 EasyPay's website;

5.1.1.11.2.3 via Capitec's banking app; and

5.1.1.11.2.4 through self-service kiosks.

The bill payment service involves the processing of monthly account payment transactions for a number of bill issuers including major local authorities, telephone companies, utilities, medical service providers, traffic departments, mail order companies, banks and insurance companies. In its facilitation of bill payments at its retailer customers' PoS, EasyPay partners with those customers, where the retailer acts as a collector of the bill payment, on the biller's behalf and earns a transaction fee from the biller for this access. EasyPay facilitates these transactional flows and undertakes the reconciliation from consumer, via collector, to biller.

5.1.1.11.4 Capital Connect provides unsecured short-term business loans to the South African retail sector. Capital Connect was launched in 2018 as a business funding solution to the SME retail sector. The business provides short term unsecured financing, primarily to vault clients of the Lesaka Group. In relation to vault clients, the cash throughput is used to determine how much the client will qualify for. Repayment is made as a fixed daily amount of the cash receipts over a period.

5.1.1.11.5 Card Connect provides independent technology solutions that enables small and medium sized businesses in South Africa to accept credit card, debit card and electronic payments. In this regard, Card Connect provides traditional PoS terminals, mobile PoS ("mPoS") terminals (which allow persons to use their mobile phones or tablets to accept card payments) and online payment systems (which enables customers to pay the business using their debit or credit card online or by means of electronic fund transfers). With Card Connect, merchants are able to provide their customers with the benefit of Card Connect's Cashback facility to withdraw cash straight from the till, at no extra charge. Card Connect operates primarily in second and third tier small and medium enterprises (such as medical practitioners, fuel stations and other formal, metro-based merchants, but not extremely large, enterprise customers). Card Connect is an approved independent sales organization and aggregator (i.e., independent of a bank).

5.1.1.11.6 Kazang provides secure, flexible, mPOS terminals to merchants that enable them to sell prepaid vouchers for airtime, data, electricity, DSTV as well as other vouchers which, for example, can be used to load sports gaming wallets, referred to collectively as VAS. In this regard, the mPOS terminal further allows merchants to provide customers with other VAS including payments for international remittance and supplier payments. Kazang provides VAS products predominantly in the informal market but also, to a much lesser degree, in the formal retail market (such as petrol stations and other smaller retailers).

5.1.1.11.7 Kazang Pay accepts card payments from a single PoS terminal which can accept SASSA, Visa and Mastercard debit and credit card payments. Where a merchant takes card payments these can be settled into their virtual Kazang Wallet. Thus, vendors can top up their Kazang Wallets via debit or credit card, guaranteeing convenience and customer satisfaction. In addition, Kazang Pay provides unsecured short term business loans to South African merchants. These are offered through a combination of RMB and ABSA banking facilities.

5.1.1.11.8 Touchsides is a data analytics, insights and merchant services company. It has an active base of over 10,000 point-of-sale terminals across South Africa's informal licensed taverns. The business provides platform-as-a-service and software-as-a-service solutions to licensed tavern outlets, enabling the measurement of sales activity in real time, management of stock levels, and informing commercial decisions, such as pricing and promotional offers and derives revenue through the sale of sales data to brand owners that stock products in informal licensed taverns.

5.2 The Target Firms

5.2.1 Adumo is a Fintech company with multiple years' experience in payment solutions and related products which operates an independent payments and merchant acquiring platform in South Africa.

5.2.2 The Adumo group offers a diverse range of products and services built around merchant acquiring. These services include embedded payments, payment integrations, reconciliations, funding (merchant cash advances), customer engagement (loyalty, rewards, and gifting), card issuing, program management, as well as analytics across a broad spectrum of formal traders and merchants, focusing predominantly on Tier 2 and Tier 3 merchants.

5.2.3 The Adumo group is made up of various segments including -

5.2.3.1 the Payments Segment, which provides services related to payment service provision, issuing, merchant acquiring, alternate payments and programme management/rewards;

5.2.3.2 the Independent Software Vendor ("ISV") Segment, which consists of GAAP, an ISV providing PoS software and hardware to the hospitality sector; and

5.2.3.3 the Adumo Ventures segment consists of Adumo Online, alternative payment platform Switchpay and PoS software provider Humble.

5.2.4 Adumo Payments

5.2.4.1 Adumo Payments provides the following products and services -

5.2.4.1.1 Merchant acquiring - through the provision of PoS devices, merchants are able top accept payment cards for transactional activity within their stores which services are provided to Tier 2 and Tier 3 merchants;

5.2.4.1.2 Payment processing services - set up and ongoing support for integration and reconciliation activities for merchants, who generally lack the internal capabilities to integrate and reconcile their various payment channels (e.g., online, PoS, alternative payments, loyalty and vouchers). These services are typically provided to lower Tier 1 and Tier 2 merchants;

5.2.4.1.3 Alternative payments - these relate to buy-now-pay-later ("BNPL") transactions. Adumo's Switchpay brand aggregates BNPL and other credit provider transactions at the point of purchase both online and instore;

5.2.4.1.4 Cash advance - makes funding available to merchants through its PoS devices. The funding is provided by Retail Capital and Adumo earns a fee for referring the customer to the credit provider; and

5.2.4.1.5 Pre-funded gift cards, corporate card services, virtual vouchers and loyalty rewards - branded cards are issued by Adumo for flexible gifting and loyalty solutions which includes providing corporate card services to support payroll, incentives, rewards and expense management to large corporations. These cards are issued by a third-party issuing platform (Paymentology3). For clarity these corporate cards are not linked to an individual's bank account but are prepaid, reloadable, pin protected physical or digital cards.

5.2.5 GAAP

5.2.5.1 GAAP provides PoS software and hardware to the hospitality sector in Southern Africa. It offers PoS software rentals (SaaS) supported by PoS hardware rental and sales, as well as embedded payment solutions. The business also provides mobile PoS, Kitchen Display Screens, self- service kiosks, drive through systems, paging systems digital menu boards, SMS, and web reporting services as well as third-party integrations into other applications.

5.2.5.2 GAAP also offers a cloud-based enterprise solution called GAAP Unity that moves legacy in-store back-office functionality online. The solution includes live real-time reporting, access and permissions maintenance, database management E-Commerce setup and maintenance and a rewards campaign builder.

__________________________________

3 https://www.paymentology.com/?gclid=Cj0KCQjw9vqyBhCKARIsAIIcLMHEyQdGkxSpS60Zfue5Ksq47dhfrzjZI5mXgjYNz28UkE2YJC5Xfo8aAtv2EALw_wcB

5.2.6 Adumo Ventures

Adumo Online

5.2.6.1 Previously Wirecard South Africa, Adumo Online provides online payment solutions - card-not-present, payment gateway and payment link with shopping cart integration (across                                                                                               through a proprietary cloud-based platform to merchants in South Africa and Namibia.

5.2.6.2 Adumo Online offers a number of payment options including Visa / Mastercard, Alternative Payment Methods, instant EFT solutions (Adumo EFT and Ozow), Mobicred and SwitchPay.

Humble

5.2.6.3 Humble is a SaaS business, predominantly focused on Tier III and Tier IV retailers. The business provides cloud-based, multi-channel full- service point of sales systems. Products include PoS software, hardware, integrations, inventory management, reporting and cash management.

Switchpay

5.2.6.4 SwitchPay is an alternative payment and credit platform, for both in-store and online shopping. The company connects and aggregates credit and BNPL providers at the point of purchase in South Africa.

6 RELEVANT MARKETS

6.1 The merging parties are both active in the market for payment technology services. In order to assist the Commission with understanding the overlapping activities of the merging parties, we have set out a table below -

MERGING PARTIES' OVERLAPPING ACTIVITIES
DESCRIPTION	LESAKA GROUP	ADUMO
Merchant Acquiring including provision of PoS devices and related services	√	√
Payment Card Processing	√	√
Online Payment Solutions including alternative payments	X	√
Prepaid VAS	√	X
Merchant funding	√	√
Bank card issuing to informal market	√	X
Corporate Card Programmes (including pre-funded gift cards, virtual vouchers and loyalty rewards)	X	√
Provision of PoS hardware and software to informal licensed taverns to gain data analytics and insights	√	X
Provision of PoS hardware and software to hospitality, fast-food and small business sectors	X	√

6.2 As per the table above, the business activities of the merging parties only appear to overlap in respect of the following -

6.2.1 merchant acquiring including provision of PoS devices and related services;

6.2.2 card payment processing; and

6.2.3 merchant funding.

6.3 While some of the services provided by the merging parties may appear to overlap, the merging parties target different customer groupings, referred to as tiers, which indicates that they are not direct competitors and that their product offerings are more complimentary in nature.

6.4 In this regard, it is important to appreciate that firms that sell services to consumers (such as retailers, fuel stations, merchants, spaza shops, etc) are typically categorised from the supply side as falling within different tiers based on the volume of transactions they undertake, the services they require and their customer bases:

6.4.1 "Tier 1" entities include large national enterprises, such as national retailers (e.g., Pick n Pay, Shoprite, Woolworths, Dis-Chem, Clicks, etc). They process huge transaction volumes, across multiple "lanes" (till points) within each store, across long trading hours and across a number of stores nationally. They require integration between any PoS device and their own tills and architecture, and they require their offerings to be consistent across their channels (bricks and mortar, website, mobile offerings). They wish to offer a wide and comprehensive range of services, including receipting of cards and cash, provision of VAS such as prepaid airtime and electricity, use of loyalty cards and gift cards, facilitation of promotions, etc.

6.4.2 "Tier 2" entities are also retailers or service providers in the formal sector, such as more local, smaller retailers (e.g., a local Spar, or fuel station forecourts). These companies do process a relatively high volume of transactions, but not to the level of Tier 1 enterprises. They do not necessarily require switching services or integration between the front-end and their own back-end transaction processing architecture. They do still wish to provide customers with card processing facilities, value-added-services and more simple loyalty card options.

6.4.3 "Tier 3" entities would include restaurants, hair salons, medical centres or doctors' rooms, corner or boutique shops, butcheries and bakeries etc. They are similar to Tier 2 entities in the requirements they have but process fewer transactions, often do not have loyalty programmes or need to offer prepaid value-added services to their customers.

6.4.4 "Tier 4" entities operate in the semi-formal and informal, small business space, being smaller merchants, spaza shops, informal traders, etc. Often these entities are not located in metro areas. They do not process large volumes of transactions, but they would still like the functionality to accept card and cash payments and offer prepaid value-added services to their customers.

6.5 EasyPay offers its PoS devices and integrated payment processing and switching services only to Tier 1 enterprise customers. The nature of the product and technology is sophisticated, integrates with Tier 1 enterprise's own technology and facilitates seamless servicing by those enterprises across their outlets. EasyPay's "switching" services enable all transactions to be collated and reconciled daily for clearing and settlement by the banks. The PoS devices provided by EasyPay are rented to the retailers, and the retailers own their payment infrastructure, such as tills.

6.6 Kazang Pay's offering operates only in the Tier 4 space. It provides an innovative solution to the informal merchant market, by facilitating card payments. Kazang Pay's offering in this regard is distinguishable from EasyPay's not only because there is no need to integrate the PoS with the merchant's infrastructure, but also because Kazang offers an aggregation of payment service rather than the type of "switching" provided by EasyPay. In this regard, the volume and value of throughput is small, and it is necessary to aggregate these transactions across different merchants in order to make the provision of card payment services to this customer base viable. To this end, Kazang is an authorised aggregator, where it acts as an agent and aggregates these transactions together and sends them to a bank - the bank settles Kazang, which in turn settles to the individual merchants.

6.7 Accordingly, neither of EasyPay's nor Kazang Pay's service offerings compete with those of Adumo, specifically the Adumo Payments segment of Adumo's business, as Adumo predominantly services merchants that operate within Tier 2 and Tier 3 of the market.

6.8 Lesaka's Card Connect business does operate in the more formal space by servicing Tier 2 and Tier 3 merchants, where it rents PoS devices to small and medium retailers or service providers. Transactions are processed through these devices which connect directly to the banks for clearing and settlement. Notably, Card Connect's presence in this space is very small, with only           PoS terminals deployed. This is out of an estimated 789,733 payment devices in South Africa. The large, well established, South African banks are the largest competitors in this sector of the industry.

6.9 Relevant Product Market

6.10 In order to assist the Commission with understanding the markets in which the merging parties operate, below an overview of a typical card payment transaction.

6.11 An electronic card payment transaction usually begins with cardholders using a card to purchase goods or services from a merchant, which seeks the merchant acquirer's authorization for the transaction. The authorisation request is initiated from the merchant's card reader (a PoS terminal) and is transmitted to the acquiring processor via an electronic network. The acquiring processor identifies the card payment system to which the card belongs and transmits the authorization request to the issuing processor, which checks if the card is valid and sometimes the limit on the card holder's account. The answer is transmitted back to the terminal within seconds via the network. If the transaction is authorised, the merchant can be sure of payment and will hand over the merchandise or deliver the service to the client.

6.12 With regard to payment card systems, most players in this space are active in various stages of the payment process. With respect to the Proposed Transaction, the Parties' activities overlap in particular with regard to the following steps:

6.12.1 Merchant acquiring: these services essentially enable merchants to accept payment cards at their PoS terminals. Merchant acquirers sign contracts with merchants/retailers (who are thus customers of merchant acquirers), maintain the merchant-customer relationship and ensure that merchants are paid for their sales through cards; and

6.12.2 acquiring processing: the merchant-oriented side of technically processing a transaction. It includes the network routing of payments toward the corresponding issuing entity and the PoS authorisation. Merchant acquirers either provide acquiring processing in house, or outsource it to third party processors.

6.13 European Competition Authorities have previously considered whether to distinguish between acquiring processing and issuer processing but have ultimately left that segmentation open and have considered the services to fall within the broad market of payment card processing4.

6.14 As can be noted from the table in paragraph 6.1 above, the business activities of the merging parties only appear to overlap in respect of the following -

6.14.1 merchant acquiring including provision of PoS devices and related services;

6.14.2 payment card processing; and

6.14.3 merchant funding.

6.15 The Geographic Market

The merging parties provide their services throughout South Africa and therefore regard the geographic market for each of the three identified relevant product markets to be national in scope.

_______________________________

4 See Cases M.7873 - Worldline / Equens / Paysquare; M.7241- Advent International/Bain Capital Investors/Nets Holding; M.7078 - Santander Consumer Finance/El Corte Ingles/Financiera El Corte Ingles; M.5241 - American Express/Fortis/Alpha Card.

6.16 Conclusion of relevant market

The merging parties are of the view that horizontal overlaps occur in three relevant markets which include the market for -

6.16.1 merchant acquiring services;

6.16.2 payment card processing; and

6.16.3 merchant funding,

with the merging parties providing these products and services throughout South Africa.

7 MARKET SHARES IN RELEVANT MARKETS

7.1 Merchant Acquiring

7.1.1 As described above, merchant acquiring services are services provided by a member or acquiring bank of the credit card networks, enabling merchants to process credit or debit card payments for their business. Whether for accepting payments in a physical store or online, merchant acquiring services can be provided by the banks themselves, payment processors or by other third parties.

7.1.2 The Lesaka Group and Adumo both provide merchant acquiring services. These are essentially payment enabling services provided to a merchant. A merchant includes any entity which accepts payments electronically (i.e. non cash). In essence, these activities are services provided to merchants to enable them to accept payment by debit or credit card from customers at the point of sale.

7.1.3 The Lesaka Group and Adumo generally target different types of customers in each market. In respect of merchant acquiring services, the parties' services can be differentiated on two basis:

7.1.3.1 Different tier retailers: the Target predominantly provides its services to the lower end tier 2 and tier 3 customers. Within the Lesaka Group -

7.1.3.1.1 Card Connect offers its merchants services to a similar segment, but they operate at sub-scale relative to Adumo; and

7.1.3.1.2 Kazang offers its merchant acquiring services to the tier 4 (informal market) customer segment but acts as an aggregator which aggregates various informal merchants' transactions together and sends them to a bank - the bank settles Kazang, which in turn settles to the individual merchants. This differs from the Adumo, direct to bank account model;

7.1.3.2 Different devices: Adumo competes in the market for merchant acquiring through the provision of integrated payments and stand-alone payments. In contrast, only stand-alone devices are currently provided by the Lesaka Group.

7.1.4 With regard to the overlapping merchant acquiring services provided by both of the Lesaka Group and Adumo, the merging parties believe that the most effective method to measure their market share is through the provision of PoS devices to the market. This is because providing a PoS terminal to a merchant is a pre-requisite for providing merchant acquiring services. The merging parties have set out below a table representing the number of PoS devices which are currently active in merchants premises throughout South Africa.

ESTIMATED MARKET SHARE OF MERCHANT ACQUIRING
Name	No. of merchant acquiring PoS devices	Estimated Market Share
Lesaka Group
Adumo
Combined Merged Entity
Yoco
iKhokha
Flash
Shop2Shop
Walletdoc
Banks (including ABSA, FNB, Standard Bank, Nedbank, Capitec)
Other
Total

Source: Based on the merging parties' estimates

7.1.5 As can be noted in the table above, there are a number of competitors that provide merchant acquiring services throughout South Africa. Notably, the large, well established, banks in South Africa that share, amongst themselves, the majority of the PoS device market, with their nearly 50% share of the market.

7.1.6 Adumo's share of the PoS market is relatively small at            and the combination of the merchant acquiring businesses of the Lesaka Group and Adumo will not lead to significant changes in the structure of the market.

7.1.7 In addition to facing competitive constraint from the large, well established, banks in South Africa post-merger, the merged entity will also face competitive constraint from several other sources including the likes of Yoco, ikhokha, Flash, Shop2Shop, Walletdoc, etc.

7.1.8 Accordingly, the merging parties submit that the Proposed Transaction will not give rise to a substantial prevention or lessening of competition in the market for merchant acquiring in South Africa.

7.2 Payment Card Services

7.2.1 The merging parties both provide payment card services in South Africa through the PoS devices that they distribute to merchants.

7.2.2 The merging parties have noted that the European Commission has previously assessed these markets with reference to data which reflects the size of the acquiring processing and issuer processing markets.

Unfortunately, the merging parties do not have access to this data in South Africa. However, as a proxy to determine market shares, the merging parties are able to provide TPV (transaction processing value) information that they process through their businesses with reference to what they understand to be the total card payment volumes processed throughout South Africa, in order to estimate their respective market shares and those of their competitors in the market.

7.2.3 In this regard, please find below, the merging parties' estimates of their and their competitors' market shares.

ESTIMATED MARKET SHARE OF PAYMENT CARD PROCESSING SERVICES
Name	Transaction Processing Value	Estimated Market Share
Lesaka Group	R
Adumo	R
Combined Merged Entity
Banks (including ABSA, FNB, Standard Bank, Nedbank, Capitec)	R
Yoco	R
iKhokha
Walletdoc
Flash
Shop2Shop
Others
Total	R

Source: Based on the merging parties' estimates

7.2.4 As can be noted from the above table, both of the Lesaka Group and Adumo are regarded as small players in the market for payment card processing.

7.2.5 The combined post-merger market share of the merging parties is less than     % with the market share accretion occurring as a result of the Proposed Transaction only amounting to           .

7.2.6 In addition, post-merger, the merged entity will continue to face competition from the large, well-established banks in South Africa as well as from several other payment card processing firms that carry a significant amount of transaction processing value through their operations.

7.3 Merchant Funding

7.3.1 Adumo has a commercial agreement with Retail Capital (Tyme Bank) in terms of which funding is provided to merchants through the Adumo PoS device which results in Adumo earning a fee under a profit share agreement with Retail Capital. The funding is mostly provided by Retail Capital and the product is called Merchant Cash Advance.

7.3.2 Both of Kazang Pay and Capital Connect provide short-term funding to merchants which competes Adumo's Merchant Cash Advance product.

7.3.3 The market shares of the merging parties and the various industry participants that provide merchant funding are set out below.

ESTIMATED MARKET SHARE OF MERCHANT FUNDING
Name	Total Cash Advanced	Estimated Market Share
Lesaka Group
Adumo
Combined Merged Entity
Merchant Capital
Retail Capital
Lulalend (with VodaLend)
Cash Flow Capital
Banks
Others
Total

Source: Based on the merging parties estimates

7.3.4 Again, as with the markets considered above, both of the Lesaka Group and Adumo are regarded as small players in the market for merchant funding.

7.3.5 The combined post-merger market share of the merging parties is less than       with the market share accretion occurring as a result of the Proposed Transaction only amounting to          .

7.3.6 In addition, post-merger, the merged entity will continue to face competition from the large, well established, banks in South Africa as well as from several other merchant firms that provide a substantial amount of merchant funding to the market.

7.3.7 Accordingly, the proposed transaction will not give rise to a substantial prevention or lessening of competition.

8 ASSESSMENT OF THE STRENGTH OF COMPETITION IN THE RELEVANT MARKET

The merging parties respectfully submit that there are no competition concerns arising from the Proposed Transaction and it is therefore unnecessary to provide full details regarding barriers to entry. The merging parties reserve their rights to make additional submissions in this regard if necessary.

9 VERTICAL ANALYSIS

9.1 The Lesaka Group is a supplier of various PoS devices with integrated software. It sources the hardware from an OEM and then prepares (by integrating relevant software) and deploys the devices for use in the market and also provides refurbishment and repair services.

9.2 The devices are deployed to multiple customers including the likes of -

9.2.1 Nedbank, which in turn sells or rents devices to outlets and merchants (typically tier 1 merchants) for the processing of card payments; and

9.2.2 Predominantly tier 4 Merchants who use the devices for their merchant acquiring and payment processing capabilities (although Card Connect does supply a small number of devices to tier 2 and tier 3 merchants).

9.3 In this regard it is important to highlight that of the                PoS devices the Lesaka group provides to the market,                 are provided by Kazang Pay to tier 4 merchants and               of the devices are provided by Card Connect to tier 2 and tier 3 merchants. Accordingly, the focus of the Lesaka group, with regard to the provision of PoS devices, is clearly on the tier 4 merchant segment of the market.

9.4 In addition, Adumo provides a range of PoS devices, which it imports into South Africa, that have functionality that not only facilitate stand-alone payments but that also offer integrated payment functionality. Lesaka's PoS devices only offer stand- alone payment functionality. Adumo's customers require the functionality offered by its existing range of PoS devices and wishes to expand the roll-out of its PoS devices to grow its merchant base. Accordingly, the PoS devices offered by the Lesaka Group are not easily interchangeable with those provided by Adumo and Adumo will continue to source its own devices post-merger. A change in device procurement is unlikely in the short to medium term for the following reasons -

9.4.1 firstly, changing device usage would require Adumo to develop and certify software on any new device platform; and

9.4.2 secondly, Lesaka's device suppliers may not have an appropriate range of devices to supply Adumo's customers since Lesaka and Adumo target different customer tiers and different tiers have device requirements.

9.5 In any event, even if Adumo was to procure devices from Lesaka's OEM device supplier, Adumo imports its devices into South Africa and a switch from a foreign supplier will not have a negative impact on any South African PoS device suppliers.

9.6 Furthermore, the combined post-merger market share of under                makes it clear that there are a significant number of alternate sources of supply of PoS devices in the market and it is not likely that the merged entity will be able to engage in any customer or input foreclosure strategy.

10 TECHNOLOGICAL, EFFICIENCY AND OTHER PRO-COMPETITIVE GAINS

Due to the absence of any substantial competition concerns, a consideration of technological, efficiency and other pro-competitive gains is not relevant to the assessment of the Proposed Transaction. However, the merging parties reserve their rights to make any submissions in this regard at a later date, if necessary.

11 PUBLIC INTEREST

11.1 Section 12A(3) of the Competition Act provides that when determining whether a merger can or cannot be justified on public interest grounds, the impact that the merger will have on the following must be considered -

11.1.1 a particular industrial sector or region;

11.1.2 employment;

11.1.3 the ability of small and medium businesses, or firms controlled or owned by historically disadvantaged persons, to effectively enter into, participate in or expand within the market;

11.1.4 the ability of national industries to compete in international markets; and

11.1.5 the promotion of a greater spread of ownership, in particular to increase the levels of ownership by historically disadvantaged persons ("HDPs") and workers in firms in the market.

11.2 The Effect on a Particular Industrial Sector or Region

It is submitted that the Proposed Transaction will not have a detrimental effect in the industrial sector or in any region. In fact, it is expected that the Proposed Transaction will allow the merged entity to offer products and services to a broader customer segment.

11.3 The Effect on Employment

11.3.1 The proposed transaction is not expected to have a negative effect on employment as the Merger Parties have no plans to retrench any employees as a result of the proposed transaction.

11.3.2 In fact, the growth forecast by the respective businesses indicate that there is a requirement for more employees to service business growth, particularly with regard to ongoing support and maintenance.

11.4 The ability of small and medium businesses, or firms controlled or owned by historically disadvantaged persons, to effectively enter into, participate in or expand within the market

The Proposed Transaction will not have an adverse impact on the ability of national industries to compete in international markets.

11.5 The ability of national industries to compete in international markets

The Proposed Transaction will not have an adverse impact on the ability of national industries to compete in international markets.

11.6 The promotion of a greater spread of ownership, in particular to increase the levels of ownership by historically disadvantaged persons and workers in firms in the market.

11.6.1 Following the Competition Tribunal's conditional merger approval in the large merger involving Net1 Applied Technologies South Africa (Pty) Ltd and Ovobix (RF) (Pty) Ltd and Luxiano 227 (Pty) Ltd (Case No: LM121Nov21), the acquiring group is required to establish an employee share ownership programme ("ESOP"). The ESOP entitles qualifying employees to participate as beneficiaries in a trust which owns between              of the shares in Lesaka Technologies Inc.. In accordance with its merger condition compliance report recently submitted to the Commission arising from the abovementioned merger notification, Lesaka has demonstrated to the Commission that it has taken significant steps toward implementing the ESOP for the benefit of its employees.

11.6.2 The beneficiaries of the ESOP contemplated above are entitled to receive dividends based on the financial performance of the Lesaka Group. The Proposed Transaction will add significant revenue to Lesaka's consolidated income statement and to Lesaka's asset value on its balance sheet. In addition, it is expected that the Proposed Transaction will result in improvement in the financial performance of Lesaka which will ultimately result in increased financial benefits for the beneficiaries of the ESOP.

11.6.3

12 CONCLUSION

It is submitted that the Proposed Transaction, taking into account all of the above, the Proposed Transaction does not result in a substantial lessening or prevention of competition and furthermore does not give rise to public interest concerns. In the circumstances, the parties respectfully submit that the Proposed Transaction ought to be approved without conditions.

____________________________________

5 This figure is calculated by removing top management, senior management and non-South African employees who are excluded from participating in the ESOP in accordance with the ESOP's design principles.

6 Measured according to the value of the Lesaka Shares trading as at 6 May 2024 assuming the ESOP once established will own 3% of the shares in Lesaka Technologies Inc.

ANNEXURE A - TOP COMPETITORS OF THE MERGING PARTIES

MERCHANT ACQUIRING COMPETITORS
ABSA Bank	Tel: 011 350 4000
First National Bank	Tel: 087 575 0012
Standard Bank	Tel: 0860 109 075
Nedbank	Tel: 0800 555 111
Capitec	Tel: 0860 309 250
Yoco	Tel: 087 550 9626

PAYMENT CARD PROCESSING COMPETITORS
ABSA Bank	Tel: 011 350 4000
First National Bank	Tel: 087 575 0012
Nedbank	Tel: 0800 555 111
Standard Bank	Tel: 0860 109 075
Capitec	Tel: 0860 309 250
Yoco	Tel: 087 550 9626

MERCHANT FUNDING COMPETITORS
ABSA Bank	Tel: 011 350 4000
First National Bank	Tel: 087 575 0012
Nedbank	Tel: 0800 555 111
Standard Bank	Tel: 0860 109 075
Merchant Capital	Tel: 011 217 2880
Retail Capital	Tel: 0861 171 717
Lulalend	Tel: 087 250 0014

FORWARD LOOKING STATEMENTS

Cautionary Statement Regarding Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "will be," "will continue," "will likely result," "believe," "project," "expect," "anticipate," "intend," "estimate" and other comparable terms. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to shareholders, employees and other stakeholders; potential synergies; the ability of the combined company to drive growth and expand customer relationships; the financing of the transaction and other statements regarding the transaction. Lesaka's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those expected, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the sale and purchase agreement relating to the proposed acquisition; (2) the ability to satisfy all conditions to completion of the proposed acquisition, including obtaining regulatory and shareholder approvals; (3) unexpected costs, charges or expenses resulting from the transaction; (4) the disruption of management's attention from our ongoing business operations due to the proposed acquisition; (5) changes in the financial condition of the markets that the Adumo serves; (6) risks associated with the Adumo's product and service offerings or its results of operation, lower than expected growth in Adumo's transactions processed; (7) the challenges, risks and costs involved with integrating the operations of Adumo with Lesaka; and (8) Lesaka's ability to realize the anticipated benefits of the proposed acquisition.

These forward-looking statements are also subject to other risks and uncertainties, including those more fully described in Lesaka's filings with the Securities and Exchange Commission. Lesaka undertakes No obligation to revise any of these statements to reflect future events.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning the Company are (or, when filed, will be) available free of charge at the SEC's website at www.sec.gov and at the Investor Relations page on the Company's corporate website at www.lesakatech.com. Stockholders should read carefully the proxy statement and any other relevant documents that the Company files with the SEC when they become available before making any voting decision because they will contain important information about the acquisition.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of the Company is included in the Company's proxy statement for its 2023 Annual Meeting, which was filed with the SEC on September 29, 2023, and is supplemented by other public filings made, and to be made, with the SEC by the Company. These documents are available free of charge at the SEC's website at www.sec.gov and at the Investor Relations page on the Company's corporate website at www.lesakatech.com.